SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                            Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934 (Amendment No.__ )
Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[X]     Preliminary Proxy Statement        [  ]  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))

[  ]    Definitive Proxy Statement
[  ]    Definitive additional materials
[  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               KEMPER EQUITY TRUST
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]     No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[  ]    Fee paid previously with preliminary materials:

[  ]    Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement no.:

(3)     Filing Party:

(4)     Date Filed:

                               KEMPER EQUITY TRUST
                      Kemper-Dreman Financial Services Fund
                            222 South Riverside Plaza
                             Chicago, Illinois 60606

                                                 [date], 1999

Dear Shareholders:

         A Special Meeting of Shareholders of Kemper-Dreman Financial Services Fund (the "Fund"), a series of Kemper Equity Trust, is to be held at 2:30 p.m., Eastern time, on Thursday, July 29, 1999, at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110. A Proxy Statement regarding the meeting, proxy card for your vote at the meeting, and an envelope--postage-prepaid--in which to return your proxy card are enclosed.

         At the Special Meeting, Fund shareholders will be asked to approve a change to the Fund's sub-classification under the Investment Company Act of 1940, as amended (the "1940 Act").

         AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD HAVE APPROVED THE CHANGE TO THE FUND'S SUBCLASSIFICATION UNDER THE 1940 ACT FROM A DIVERSIFIED COMPANY TO A NON-DIVERSIFIED COMPANY. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

         Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote.

Respectfully,
/s/ Mark S. Casady
Mark S. Casady

President


WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                               KEMPER EQUITY TRUST
                      Kemper-Dreman Financial Services Fund
                            222 South Riverside Plaza
                             Chicago, Illinois 60606

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 ________, 1999

         Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of Kemper-Dreman Financial Services Fund (the "Fund"), a series of Kemper Equity Trust, will be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on Thursday, July 29, 1999, at 2:30 p.m., Eastern time, for the following purpose:

PROPOSAL:  To approve a change to the Fund's sub-classification under the Investment Company Act of 1940 from a diversified company to a non-diversified company.

         The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

         Holders of record of shares of the Fund at the close of business on June 1, 1999 are entitled to vote at the Special Meeting and at any adjournments thereof.

         In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

                                     By Order of the Board of Trustees,
                                     /s/ Philip J. Collora
______________, 1999                 Philip J. Collora
                                     Secretary

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                               KEMPER EQUITY TRUST
                      Kemper-Dreman Financial Services Fund
                            222 South Riverside Plaza
                             Chicago, Illinois 60606

                                 PROXY STATEMENT

GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Kemper Equity Trust (the "Trust") for use at the Special Meeting of Shareholders of Kemper-Dreman Financial Services Fund (the "Fund"), a series of the Trust, to be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on Thursday, July 29, 1999 at 2:30 p.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting").

         This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about ______________________, 1999, or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

         The  Proposal  requires  the  affirmative  vote of a  "majority  of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund.

         Abstentions will have the effect of a "no" vote on the Proposal. Broker non-votes will have the effect of a "no" vote on the Proposal if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present," if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Special Meeting with respect to the Proposal.

         The presence at any shareholders' meeting, in person or by proxy, of the holders of one-third of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting.

         The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         The Board has fixed the close of business on June 1, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. Shareholders are entitled to one vote for each share held. As of June 1, 1999, there were [number] shares of the Fund outstanding, comprising [ ] Class A shares, [ ] Class B shares and [ ] Class C shares. Shareholders shall vote on the Proposal in the aggregate, without regard to class.

PROPOSAL: APPROVAL OF A CHANGE TO THE FUND'S SUB-CLASSIFICATION UNDER THE INVESTMENT COMPANY ACT OF 1940 FROM A DIVERSIFIED COMPANY TO A NON-DIVERSIFIED COMPANY

         The Board has adopted, subject to shareholder approval, the recommendation of Scudder Kemper Investments, Inc. ("Scudder Kemper"), the Fund's investment manager, and Dreman Value Management, L.L.C. ("Dreman"), the Fund's sub-adviser, that the Fund's sub-classification be changed from "diversified" to "non-diversified." The Fund is currently sub-classified as a "diversified company" under Section 5(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). As a "diversified company," the Fund must have at least 75% of the value of its total assets in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities (the "75% basket"). For purposes of the 75% basket, the Fund may not count securities of a single issuer that account for more than 5% of the Fund's total assets or that constitute more than 10% of such issuer's outstanding voting securities.

         For example, if the Fund's portfolio includes a security which constitutes 6% of the Fund's total assets, that position would be excluded from the 75% basket. In addition, if shares of a security held by the Fund constitute more than 10% of an issuer's outstanding voting securities, that position would likewise be excluded from the 75% basket. This restriction is designed to prevent funds that hold themselves out as diversified from being tied too closely to the success of one or a few issuers. In addition, the restriction is designed to prevent such funds from controlling portfolio companies.

         The Board recommends that the shareholders approve the Proposal to change the Fund's sub-classification under Section 5(b) from "diversified" to "non-diversified." If the shareholders approve the proposal, the Fund will no longer be required to comply with the diversification standards outlined above. The Fund intends to continue to comply with the diversification and other requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies so that the Fund will not be subject to U.S. federal income taxes on its net investment income. In this regard, the applicable diversification requirements imposed by the Code provide that the Fund must diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

         Although the Fund will be subject to the diversification standards imposed by the Code, a change in the Fund's sub-classification to a non-diversified investment company will permit the Fund to concentrate its investments in fewer issuers than is now the case. Scudder Kemper and Dreman have advised the Board that changing to non-diversified status will benefit shareholders with the potential for improved performance. Scudder Kemper and Dreman believe that there are a number of financial services companies that present opportunities for growth and, as a non-diversified fund, the Fund will have the flexibility to make greater use of concentration in the best ideas of Dreman.

         The Fund primarily invests in stocks and other equity securities of companies in the financial services sector believed by Dreman to be undervalued. Although the financial services sector is one of the largest and most diverse of the sector groups as classified by Standard & Poors, Inc. (the "S&P Finance Sector" or the "Index"), the industry has recently consolidated as a result of a number of large-scale mergers and acquisitions involving financial services firms. As of April 23, 1999, the three largest companies in the S&P Finance Sector accounted for more than 25% of the Index, while the ten largest companies in the S&P Finance Sector accounted for more than 50% of the Index. Under these circumstances, the Fund may be unable to match or overweight its investments in certain securities in the S&P Finance Sector because of the Fund's subclassification as a diversified company. If the S&P Finance Sector continues to consolidate, the Fund may have more difficulty maintaining performance results similar to the Index as a diversified company than as a non-diversified company.

         While greater concentration may prove beneficial when the companies that the Fund invests in outperform the market, greater concentration in fewer issuers will also magnify any negative performance by such portfolio companies. In general, the Fund's net asset value may become more volatile. However, Scudder Kemper and Dreman believe these additional risks are outweighed by the potential for improved performance.

    THE BOARD MEMBERS OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THIS PROPOSAL.

                             ADDITIONAL INFORMATION

INVESTMENT MANAGER, SUB-ADVISER AND PRINCIPAL UNDERWRITER AND ADMINISTRATOR

         The Fund's investment manager is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154. The Fund's sub-adviser is Dreman Value Management, L.L.C., 10 Exchange Place, Jersey City, New Jersey 07701. The Fund's principal underwriter and administrator is Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

PROXY SOLICITATION

         The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Fund. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

         Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies at a total estimated cost of $3,500 (plus expenses). As the Special Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

         In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder's instructions on the Proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

         If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may call the telephone number printed on the stub of their proxy card. Any proxy given by a shareholder, whether in writing or by telephone, is revocable until voted at the Special Meeting.

REPORTS

         The Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund, without charge, by calling 1-800-621-1048 or writing the Fund, c/o Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

SECURITY OWNERSHIP

         Appendix 1 sets forth the beneficial owners of at least 5% of any class of the Fund's shares as of April 30, 1999. To the best of the Trust's knowledge, as of April 30, 1999, no person owned beneficially more than 5% of any class of the Fund's outstanding shares, except as stated in Appendix 1.

         As of April 30, 1999, the Trustees and officers of the Trust as a group owned beneficially less than 1% of the shares of the Fund.

PROPOSALS OF SHAREHOLDERS

         Meetings of shareholders of the Fund are not held on an annual or other regular basis. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

         No Board member is aware of any matters that will be presented for action at the Special Meeting other than the matter set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


By order of the Board of Trustees,

/s/ Philip J. Collora
Philip J. Collora
Secretary

APPENDIX 1

        BENEFICIAL OWNERS OF AT LEAST 5% OF A CLASS OF THE FUND'S SHARES

As of April 30, 1999, 1,059,378 shares in the aggregate, or 11.04 % of the outstanding Class A shares of the Fund were held in the name of National Financial Services Corp., Attn: 1 World Financial Center, 200 Liberty Street, 4th Floor, New York, NY, 10281, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

As of April 30, 1999, 1,064,181 shares in the aggregate, or 11.09 % of the outstanding Class A shares of the Fund were held in the name of Donaldson, Lufkin & Jenrette, 1 Pershing Plaza, Jersey City, NJ 07399, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

As of April 30, 1999, 645,294 shares in the aggregate, or 6.72% of the outstanding Class A shares of the Fund were held in the name of Olde Discount Corporation, 751 Griswold Street, Detroit, MI 48226, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

As of April 30, 1999, 1,053,405 shares in the aggregate, or 10.33 % of the outstanding Class B shares of the Fund were held in the name of National Financial Services Corp., Attn: 1 World Financial Center, 200 Liberty Street, 4th Floor, New York, NY, 10281, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

As of April 30, 1999, 1,323,291 shares in the aggregate, or 12.97 % of the outstanding Class B shares of the Fund were held in the name of Donaldson, Lufkin & Jenrette, 1 Pershing Plaza, Jersey City, NJ 07399, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

As of April 30, 1999, 620,689 shares in the aggregate, or 6.08 % of the outstanding Class B shares of the Fund were held in the name of Merrill, Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive E., Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

As of April 30, 1999, 940,666 shares in the aggregate, or 9.22 % of the outstanding Class B shares of the Fund were held in the name of Everen Securities, Inc., Attn: Comission Accounting, 77 West Wacker Drive, Chicago, Il, 60601, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

As of April 30, 1999, 99,919 shares in the aggregate, or 5.63 % of the outstanding Class C shares of the Fund were held in the name of National Financial Services Corp., Attn: 1 World Financial Center, 200 Liberty Street, 4th Floor, New York, NY, 10281, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

As of April 30, 1999, 235,784 shares in the aggregate, or 13.30 % of the outstanding Class C shares of the Fund were held in the name of Donaldson, Lufkin & Jenrette, 1 Pershing Plaza, Jersey City, NJ 07399, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

As of April 30, 1999, 191,251 shares in the aggregate, or 10.78 % of the outstanding Class shares of the Fund were held in the name of Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E., Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

FORM OF PROXY

                      KEMPER-DREMAN FINANCIAL SERVICES FUND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                 Special Meeting of Shareholders - July 29, 1999

     The undersigned hereby appoints Kathryn L. Quirk, Philip S. Collora, Maureen E. Kane and Caroline Pearson, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper
Investments, Inc., Two International Place, Boston, Massachusetts 02110, on Thursday, July 29, 1999 at 2:30 p.m., Eastern time, and at any adjournments thereof.

                              Dated _____________________________, 1999

                              Please sign exactly as
                              your   name  or  names
                              appear.  When  signing
                              as attorney, executor,
                              administrator, trustee
                              or  guardian,   please
                              give your  full  title
                              as such.


                              ----------------------------------------------
                                Signature(s)

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE PROXY CARD BELOW. SIGN, DATE AND
RETURN  IT  IN  THE  ENVELOPE   PROVIDED.   TO  SAVE  THE  COST  OF   ADDITIONAL
SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.

Unless otherwise specified in the squares provided, your vote will be cast FOR each numbered item listed below. The Board members of your Fund unanimously recommend that you vote FOR each item.

Proposal: To approve the change to the Fund's sub-classification under the Investment Company Act of 1940 from a diversified company to a non-diversified company

                     FOR       AGAINST          ABSTAIN

                    _____       _____            _____

The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                              Please Vote Promptly!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided below. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.